Total International Stock Market Index Portfolio
Schedule of Investments (unaudited)
As of March 31, 2025
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
International Stock Funds (100.0%)
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	12,548,089	472,686
Vanguard Developed Markets Index Fund Admiral Shares	28,924,290	472,623
Vanguard Emerging Markets Stock Index Fund Admiral Shares	8,477,425	317,988
Vanguard European Stock Index Fund Admiral Shares	2,342,147	205,430
Vanguard Pacific Stock Index Fund Admiral Shares	1,464,301	131,436
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	1,809,075	51,685
Vanguard FTSE Canada All Cap Index ETF	918,885	32,559
Total Investment Companies (Cost $1,619,264)		1,684,407
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.342% (Cost $340)	3,397	340
Total Investments (100.0%) (Cost $1,619,604)		1,684,747
Other Assets and Liabilities—Net (0.0%)		(135)
Net Assets (100%)		1,684,612
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At March 31, 2025, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Mar. 31, 2025 Market Value ($000)
Vanguard Developed Markets Index Fund	437,036	27,637	19,964	2,303	25,611	2,230	—	472,623
Vanguard Emerging Markets Stock Index Fund	302,437	34,975	25,525	1,468	4,633	281	—	317,988
Vanguard European Stock Index Fund	179,904	18,166	11,520	1,679	17,201	868	—	205,430
Vanguard FTSE All-World ex-US Index Fund	437,594	27,818	17,472	1,934	22,812	1,445	—	472,686
Vanguard FTSE All-World ex-US Small-Cap Index Fund	49,494	3,995	2,468	43	621	—	—	51,685
Vanguard FTSE Canada All Cap Index ETF	32,289	29	—	—	241	224	—	32,559
Vanguard Market Liquidity Fund	693	NA2	NA2	—	—	3	—	340
Vanguard Pacific Stock Index Fund	122,428	10,178	3,934	128	2,636	752	—	131,436
Total	1,561,875	122,798	80,883	7,555	73,755	5,803	—	1,684,747
1	Does not include adjustments related to return of capital.
2	Not applicable—purchases and sales are for temporary cash investment purposes.